                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ________________________


                                 FORM 8-K/A


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


       Date of Report(Date of Earliest Event Reported): March 21, 1995



                            NATIONSBANK CORPORATION
      ------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




           North Carolina             1-6523              56-0906609
      ------------------------     -------------      -------------------
      (State of Incorporation)     (Commission        (IRS Employer
                                   File Number)       Identification No.)





       NationsBank Corporate Center, Charlotte, North Carolina    28255
- ------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)



                                (704) 386-5000
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             (Registrant's Telephone Number, including Area Code)

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The sole purpose of filing this amendment to the Form 8-K dated March 20,
1995 and accepted by the Securities and Exchange Commission on March 21, 1995 is to include Exhibit 27, the Financial Data Schedule, which was omitted from the original filing.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (c) Exhibit


        The following exhibit is filed herewith:


        EXHIBIT NO.              DESCRIPTION OF EXHIBIT

        27            Financial Data Schedule

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                NATIONSBANK CORPORATION

                                                By: /s/   Marc. D. Oken
                                                ----------------------------
                                                Marc D. Oken
                                                Executive Vice President
                                                and Chief Accounting Officer


Dated: March 21, 1995

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                            NATIONSBANK CORPORATION



                                  FORM 8-K/A


                                 EXHIBIT INDEX



        EXHIBIT NO.              DESCRIPTION OF EXHIBIT

        27            Financial Data Schedule


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